                    SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
       of the Securities Exchange Act of 1934, as amended
                       (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                  INDEPENDENT BANKSHARES, INC.
        (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement
                  if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(i)(2).
[ ]  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     * Set forth amount on which the filing is calculated and state how it was determined.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (4)  Date Filed:

                  INDEPENDENT BANKSHARES, INC.
                       547 Chestnut Street
                      Abilene, Texas 79602
               __________________________________

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    To Be Held April 30, 1996



To the Shareholders of
  Independent Bankshares, Inc.

     NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Shareholders (the "Annual Meeting") of Independent Bankshares, Inc., a Texas corporation (the "Company"), will be held in the lobby of First State Bank, N.A., Central Branch, 547 Chestnut Street, Abilene, Texas on Tuesday, April 30, 1996, at 4:00 p.m., local time, for the purposes of considering and voting upon the following:

     1. To elect four (4) directors to hold office in the class and for the terms specified or until their respective successors have been duly elected and have qualified; and

     2. To transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s) thereof.

     The items of business are more fully described in the Proxy
Statement accompanying this notice.

     The Board of Directors has fixed March 18, 1996, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten days prior to the Annual Meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR DESIRES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND SHOULD REQUEST SUCH RETURN OR IF YOU SHOULD REQUEST SUCH RETURN IN THE MANNER PROVIDED FOR REVOCATION OF PROXIES ON THE INITIAL PAGES OF THE ENCLOSED PROXY STATEMENT. PROMPT RESPONSE BY OUR SHAREHOLDERS WILL REDUCE THE TIME AND EXPENSE OF SOLICITATION.

                              By Order of the Board of Directors

                              RANDAL N. CROSSWHITE,
                              Corporate Secretary

Abilene, Texas
April 2, 1996

                  INDEPENDENT BANKSHARES, INC.
                       547 Chestnut Street
                      Abilene, Texas 79602
                 _______________________________

                         PROXY STATEMENT
                               FOR
                 ANNUAL MEETING OF SHAREHOLDERS
                    To Be Held April 30, 1996
                 _______________________________

             SOLICITATION AND REVOCATION OF PROXIES


     This Proxy Statement and the accompanying proxy are being furnished to shareholders of Independent Bankshares, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the 1996 Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 30, 1996, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and at any adjournment(s) of the Annual Meeting. This Proxy Statement, the accompanying proxy and the Company's Annual Report to Shareholders for the year ended December 31, 1995, are first being sent to shareholders of the Company on or about April 2, 1996.

     The accompanying form of proxy is designed to permit each holder of the Company's common stock, par value $0.25 per share (the "Common Stock"), to vote for or withhold voting for any or all of the nominees for election as directors of the Company listed under proposal 1 and to authorize the proxies to vote in their discretion with respect to any other proposal brought before the Annual Meeting. When a shareholder's executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no such specifications are made, the proxies for the Common Stock will be voted by those persons named in the proxies at the Annual Meeting FOR the election of the nominees under the caption "Election of Directors." If any other matters properly come before the Annual Meeting, the proxies will vote upon such matters according to their judgment.

     The Company encourages the personal attendance of its shareholders at the Annual Meeting, and execution of the accompanying proxy will not affect a shareholder's right to attend the Annual Meeting and to vote his or her shares in person. Any shareholder giving a proxy has the right to revoke it by giving written notice of revocation to Mr. Randal N. Crosswhite, Corporate Secretary, Independent Bankshares, Inc., at the Company's principal executive offices, 547 Chestnut Street, Abilene, Texas 79602, at any time before the proxy is voted or by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy, however, will be effective until received by the Company at or prior to the Annual Meeting. Such revocation will not affect a vote on any matters taken prior to the receipt of such revocation. Mere attendance at the Annual Meeting will not of itself revoke the proxy.

     In addition to the solicitation of proxies by use of the mail, officers, directors and regular employees of the Company may solicit the return of proxies by personal interview, mail, telephone and/or facsimile. These persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses.
The Company will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials. All expenses of the Company in connection with this solicitation will be borne by the Company.

     The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 1995 (the "Annual Report"), including audited financial statements, is enclosed herewith. The
Annual Report does not form any part of the material for the solicitation of proxies.

                     PURPOSES OF THE MEETING

     At the Annual Meeting, the shareholders of the Company will consider and vote upon the following matters:

     1. The election of four (4) directors to hold office in the classes and for the terms specified or until their respective successors have been duly elected and have qualified; and

     2. Such other and further business as may properly be presented at the Annual Meeting or any adjournment(s) thereof.


          VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS


General

     The Board of Directors of the Company has fixed March 18, 1996, as the record date (the "Record Date") for the Annual Meeting. Only holders of record of the outstanding shares of Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof. At the close of business on the Record Date, the Company had issued and outstanding 1,050,292 shares of Common Stock. The Common Stock is the only class of stock entitled to vote at the Annual Meeting. A shareholder is entitled to one vote, in person or by proxy, at the Annual Meeting for each share of Common Stock held of record in his or her name at the close of business on the Record Date.

Quorum and Required Vote

     The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting or any adjournment(s) of the Annual Meeting is necessary to constitute a quorum to transact business at the Annual Meeting. Assuming the presence of a quorum, the affirmative vote of the holders of the Record Date of a plurality of the outstanding shares of Common Stock present, in person or by proxy, at the Annual Meeting is necessary for the election of directors.

Security Ownership of Management

     The following table and notes to the table set forth certain information with respect to the shares of Common Stock beneficially owned by (i) each director and nominee for director of the Company,
(ii) each executive officer of the Company included in the Summary Compensation Table set forth under the caption "Executive Compensation" below, (iii) each individual selected as an advisory director of the Company and (iv) all directors and executive officers of the Company as a group, as of the Record Date:


                                   Amount and
                                   Nature of      Percent of
Name of                            Beneficial     Class Owned
Beneficial Owner                   Ownership(1)   Beneficially(2)
----------------                   ------------   ---------------
Lee Caldwell                        13,165(3)      1.24%
Arlas Cavett*                       24,594(4)      2.32
Mrs. Wm. R. (Amber) Cree             2,584         0.25
Randal N. Crosswhite                19,185(5)      1.81
Louis S. Gee                        36,026(6)      3.40
Marshal M. Kellar                    1,545(7)      0.15
Tommy McAlister                      3,288(8)      0.31
L.H. Mosley*                        44,300(9)      4.22
J.E. Smith*                          2,394(10)     0.23
Bryan W. Stephenson                 79,079(11)     7.38
Scott L. Taliaferro                 68,294(12)     6.31
James D. Webster, M.D.                 708         0.07
C.G. Whitten                         4,739(13)     0.45
John A. Wright                      71,480(14)     6.61
All executive officers and
directors as a group
(16 individuals, including the
executive officers and directors
listed above)                      385,876(15)    32.55%

_____________________________


*    Advisory Director

(1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2) The percentages of Common Stock indicated are based on 1,050,292 shares of Common Stock issued and outstanding on the Record Date.

(3) Includes 7,350 shares that could be acquired within 60 days through the conversion of the Company's $10.00 Series C
     Cumulative Convertible Preferred Stock ("Series C Preferred
     Stock").

(4) Includes 14,365 shares owned by Cavett and Frost, a general partnership in which Mr. Cavett is a 50% partner, and 777 shares owned by Cavett, Inc. Mr. Cavett is President and a 50% shareholder of Cavett, Inc. Also includes 8,268 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock owned by Cavett & Frost.

(5) Includes Mr. Crosswhite's beneficial ownership of 7,990 shares (2,737 of which could be acquired within 60 days through the conversion of Series C Preferred Stock) held by the Company's Employee Stock Ownership/401(k) Plan. Also includes 3,333 shares that Mr. Crosswhite has the right to acquire within 60 days pursuant to the exercise of stock options.

(6) Includes 11,574 shares owned by Tippett & Gee, Inc. Mr. Gee is the Chairman of the Board and majority shareholder of Tippett & Gee, Inc. Also includes 9,187 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock.

(7) Includes 1,545 shares owned by M & G Kellar Investment Limited Partnership, a partnership in which Mr. Kellar is a general partner.


                                3


(8) Includes 2,588 shares owned by McAlister Oil Co., Inc. Mr. McAlister is President and sole shareholder of McAlister Oil Co., Inc. Also includes 551 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock owned by McAlister Oil Co., Inc.

(9) Includes 367 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock.

(10) Includes 732 shares owned by Mr. Smith's wife.

(11) Includes 4,716 shares owned by Mr. Stephenson's wife and minor children and 7,644 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock owned by Mr. Stephenson's wife. Also includes Mr. Stephenson's beneficial ownership of 8,404 shares (4,263 of which could be acquired within 60 days through the conversion of Series C Preferred Stock) held by the Company's Employee Stock Ownership/401(k) Plan. Also includes 9,333 shares that Mr. Stephenson has the right to acquire within 60 days pursuant to the exercise of stock options.

(12) Includes 992 shares owned by Mr. Taliaferro's wife. Also includes 31,935 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock.

(13) Includes 735 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock.

(14) Includes 30,649 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock.

(15) Includes 96,686 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock. Also includes such executive officers' beneficial ownership of 23,924 shares (10,730 of which could be acquired within 60 days through conversion of Series C Preferred Stock) held by the Company's Employee Stock Ownership/401(k) Plan. Also includes 14,667 shares that such executive officers have the right to acquire within 60 days pursuant to the exercise of stock options.

(/table>

Security Ownership of Certain Beneficial Owners

     The following table sets forth information concerning the beneficial ownership of shares of the Company's Common Stock by all persons or entities known to the Company to be the beneficial owners of more than 5% of the outstanding Common Stock on the Record Date:

                                4




                                   Amount of
                                   Nature of      Percent of
Name and Address                   Beneficial     Class Owned
of Beneficial Owner                Ownership(1)   Beneficially(2)
-------------------                ------------   ---------------
Independent Bankshares, Inc
 Employee Stock Ownership/401(k)
   Plan
 P.O. Box 3296
 Abilene, Texas 79604              110,006(3)     9.97%

Scott L. Taliaferro, Jr.
 P.O. Box 240
 Abilene, Texas 79604               86,651(4)     8.00

Bryan W. Stephenson
 P.O. Box 3296
 Abilene, Texas 79604               79,079(5)     7.38

John A. Wright
 1102 Sayles Boulevard
 Abilene, Texas 79605               71,480(6)     6.61

Scott L. Taliaferro
 P.O. Box 240
 Abilene, Texas 79604               68,294(7)     6.31

__________________


(1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2) The percentages of Common Stock indicated are based on 1,050,292 shares of Common Stock issued and outstanding on the Record Date.

(3) Includes 53,618 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock.

(4) Includes 53,281 shares held by Farmers and Merchants Company, Abilene, Texas, as trustee for Mr. Taliaferro. Also includes 33,074 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock, which is held by Farmers and Merchants Company, Abilene, Texas, as trustee for Mr. Taliaferro.

(5) Includes 4,716 shares owned by Mr. Stephenson's wife and minor children and 7,644 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock owned by Mr. Stephenson's wife. Also includes Mr. Stephenson's beneficial ownership of 8,404 shares (4,263 of which could be acquired within 60 days through the conversion of Series C Preferred Stock) held by the Company's Employee Stock Ownership/401(k) Plan. Also includes 9,333 shares that Mr. Stephenson has the right to acquire within 60 days pursuant to the exercise of stock options.

(6) Includes 30,649 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock.

(7) Includes 992 shares owned by Mr. Taliaferro's wife. Also includes 31,935 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock.


                  ITEM 1. ELECTION OF DIRECTORS

Nominees

     The Bylaws of the Company provide that the Board of Directors shall consist of not fewer than seven nor more than 30 members (exclusive of advisory directors) and that the number of directors, within such limits, shall be determined by resolution of the Board of Directors at any meeting or by the shareholders at the Annual Meeting. The Board of Directors of the Company has set the number of directors composing the Board of Directors at eleven (exclusive of advisory directors). The Articles of Incorporation and the Bylaws also provide that the Board of Directors be classified with respect to the time for which they hold office into three classes as nearly equal in number as possible.

     The Board of Directors has nominated for directors the four individuals named below to be elected at the Annual Meeting to hold office in the classes and for the terms indicated, or until his or her successor has been duly elected and has qualified.

     The tables below set forth for each nominee for director and for each continuing director within each class of directors, the name, age and the principal occupation of each nominee or continuing director, the directorships of public companies, if any, held by each nominee or continuing director and the year he or she first became a director of the Company.

                1999 CLASS--CONTINUING DIRECTORS
               TO SERVE UNTIL 1999 ANNUAL MEETING


                              Year First
                              Became a
                              Director of    Principal Occupation
Name and Age                  the Company    During Last Five Years
------------                  -----------    ----------------------
Mrs. Wm. R. (Amber) Cree (65) 1982           Entrepreneur

Tommy McAlister (47)          1985           President of
                                             McAlister, Inc.
                                             (investments)

James D. Webster, M.D. (55)   1988           Physician

John A. Wright (76)           1980           Bank consultant


     Unless otherwise indicated on any duly executed and dated proxy, the persons named in the enclosed proxy intend to vote the shares that it represents for the election of the nominees listed in the table above for the term specified. Although the Company does not anticipate that any of the above-named nominees will refuse or be unable to accept or serve as a director of the Company for the classes and the terms specified, the persons named in the enclosed proxy intend, if any nominee is unable or unwilling to serve as a director, to vote the shares represented by the proxy for the election of such other person or persons as may be nominated or designated by management, unless they are directed by the proxy to do otherwise.

     Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock, present or represented by proxy at the Annual Meeting, is required for the election of directors. Assuming the receipt by each such person of the affirmative vote of at least a plurality of the shares of Common Stock present or represented at the Annual Meeting, the four persons receiving the greatest number of votes will be elected as directors. Proxies will be voted for the nominees in accordance with specifications marked thereon and, if no specification is made, will be voted "FOR" the above nominees in the classes and for the terms noted.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
             THE ELECTION OF EACH OF THE INDIVIDUALS
              NOMINATED FOR ELECTION AS A DIRECTOR

          The following directors serve terms expiring at the 1997 and 1998 Annual Meeting of Shareholders:

                1997 CLASS--NOMINEES FOR DIRECTOR
               TO SERVE UNTIL 1997 ANNUAL MEETING


                              Year First
                              Became a
                              Director of    Principal Occupation
Name and Age                  the Company    During Last Five Years
------------                  -----------    ----------------------
Lee Caldwell (61)             1985           Attorney at Law

Louis S. Gee (73)             1981           Chairman of the Board
                                             and Chief Executive
                                             Officer of Tippett &
                                             Gee, Inc. (mechanical
                                             engineering)

Marshal M. Kellar (63)        1981           A principal of West
                                             Texas Wholesale
                                             Supply Company
                                             (hardware)

Randal N. Crosswhite (42)     1995           Senior Vice
                                             President, Chief
                                             Financial Officer and
                                             Corporate Secretary
                                             of the Company


     In addition, Randal N. Crosswhite is a director of the Company's banking subsidiaries (collectively, the "Banks"), including First State Bank, N.A., Abilene, Texas ("First State, N.A., Abilene") and First State Bank, N.A., Odessa, Texas ("First State, N.A., Odessa").

               1998 CLASS--NOMINEES FOR DIRECTORS
               TO SERVE UNTIL 1998 ANNUAL MEETING

<caption

                              Year First
                              Became a
                              Director of    Principal Occupation
Name and Age                  the Company    During Last Five Years
------------                  -----------    ----------------------
Bryan W. Stephenson (46)      1989           President and Chief
                                             Executive Officer of
                                             the Company

Scott L. Taliaferro (73)      1980           Chairman of the Board
                                             of the Company and
                                             President of Texas
                                             Drilling Co. (oil and
                                             gas drilling)

C.G. Whitten (69)             1980           Senior Vice President,
                                             General Counsel and
                                             Corporate Secretary of
                                             Pittencrieff
                                             Communications, Inc.
                                             (1992-95) and Attorney
                                             at Law, Whitten &
                                             Young, P.C.,
                                             previously Whitten,
                                             Hacker, Hagin,
                                             Anderson & Rucker,
                                             P.C. (1990-92)


     In addition, Bryan W. Stephenson is a director of the Banks, including First State, N.A., Abilene and First State, N.A., Odessa.

Advisory Directors

     The Bylaws of the Company provide for advisory directors. The Board of Directors, at its February 21, 1996, meeting, selected the following individuals to serve as advisory directors of the
Company:

                          Arlas Cavett
                           L.H. Mosley
                           J.E. Smith

Meetings and Committees of the Board of Directors

     The Board of Directors conducts its business through meetings of the Board of Directors and through its committees. In accordance with the Bylaws of the Company, the Board of Directors has established an Executive Committee, an Audit Committee and an Employee Stock Ownership/401(k) Plan Committee. During the year ended December 31, 1995, the Board of Directors held 12 regular meetings and one unanimous consent in lieu of a special meeting, the Executive Committee had 6 meetings, the Audit Committee had 2 meetings, and the Employee Stock Ownership/401(k) Plan Committee had 3 meetings. Each director attended at least 75% of the total number of meetings of the Board of Directors and the committees on which he or she served, except John Wright who attended 3 meetings of the Executive Committee and Lee Caldwell and Marshal Kellar who each attended one meeting of the Audit Committee.

     Executive Committee. The Executive Committee may exercise all the authority of the Board of Directors in the management of the business and affairs of the Company, except for matters related to the composition of the Board of Directors, changes in the Bylaws and certain other significant corporate matters. The Executive Committee also functions as the Company's Compensation Committee in that it reviews and makes recommendations to the Board of Directors concerning major compensation policies and the compensation of executive officers. Louis S. Gee, Bryan W. Stephenson, Scott L. Taliaferro and C.G. Whitten, directors, and John A. Wright, nominee for director, were the members of the Executive Committee during 1995 and were appointed members of the Executive Committee for 1996 at the February 21, 1996, meeting of the Board of Directors.

     Audit Committee. The duties of the Audit Committee include the making of recommendations to the Board of Directors for engaging and discharging the Company's independent auditors; reviewing the completed audit with the independent auditors regarding the conduct of the audit, accounting adjustments, recommendations for improving internal controls and any other significant findings during the audit; meeting periodically with management; monitoring accounting and financial controls; and initiating and supervising any special investigations it deems necessary. Lee Caldwell and Marshal M. Kellar, directors, and Tommy McAlister and James D. Webster, M.D., nominees for director, were the members of the Audit Committee during 1995 and were appointed members of the Audit Committee for 1996 at the February 21, 1996, meeting of the Board of Directors.

Certain Transactions and Relationships

     See "Executive Compensation--Transactions with Management" for certain transactions and relationships between directors and the Company or its subsidiaries or affiliates.

                        ITEM 2. ON PROXY
      OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company is not aware of any matters, other than those referred to in the accompanying Notice of Annual Meeting of Shareholders, which properly may come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named as proxies on the enclosed proxy card to vote the proxy cards in accordance with their judgment.

                       EXECUTIVE OFFICERS

Executive Officers

     The table below sets forth at the date of this Proxy Statement the name, age, current positions with the Company, principal occupation during the last five years of each principal executive officer of the Company and the year he first became an executive officer of the Company:


                                                            Executive
                                                            Officer of
                                                            the Company         Principal
                              Current Position              or President        Occupation
                              with the Company              of a Bank           During Last
Name and Age                  or the Banks                  Since               Five Years
------------                  ----------------              ------------        -----------
Bryan W. Stephenson (46)      President, Chief              1985                President and Chief
                              Executive Officer and                             Executive Officer of
                              Director of the Company                           the Company
                              and Director of the
                              Banks

Randal N. Crosswhite (42)     Senior Vice President,        1985                Senior Vice President,
                              Chief Financial Officer,                          Chief Financial Officer
                              Corporate Secretary and                           and Corporate Secretary
                              Director of the Company                           of the Company
                              and Director of the Banks

Jim Fitzhugh (46)             President and Director of     1985                President of First
                              First State, N.A., Abilene                        State, N.A., Abilene

Mike Jarrett (46)             President and Director of     1992                President of First
                              First State, N.A., Odessa                         State, N.A., Odessa
                                                                                (1992-95) and President of
                                                                                Texas Bank, N.A., San
                                                                                Antonio, Texas (1990-92)


Term of Office

     Executive officers of the Company are elected by the Board of Directors at its annual meeting and hold office until the next annual meeting of the Board of Directors or until their respective successors are duly elected and have qualified. The Presidents of the Banks are elected by the board of directors of the respective Banks at their annual meetings and hold office until the next annual meeting of such board of directors or until their respective successors are duly elected and have qualified.

                     EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer in all capacities. No other executive officer of the Company received total salary and bonus compensation for services rendered to the Company during fiscal 1995 in excess of $100,000.


                                                                                                    Long-Term
                                                                                                    Compensation
                                                                                Other Annual        Awards
                                   Fiscal         Annual Compensation           Compensation        Securities Underlying
Name and Principal Position        Year      Salary($)           Bonus($)       ($)(1)              Options(#)
---------------------------        ------    ---------           --------       ------------        ---------------------
Bryan W. Stephenson                1995      $126,000            $20,000        $ 6,500                 0
  President, Chief Executive       1994       120,000             20,000         10,200                 0
  Officer and Director             1993        92,000              8,000          8,000             9,333

_________________________


(1)  Directors fees paid by the Banks.


Stock Option Grants in Fiscal 1995

     No stock options were granted to the Chief Executive Officer during fiscal 1995. The Company has never granted stock appreciation rights.

Aggregate Stock Option Exercises in Fiscal 1995 and Fiscal Year End
Option Values

     The following table provides information related to stock options exercised by the Chief Executive Officer during fiscal 1995 and the number and value of stock options held at fiscal year end.


                              Shares                        Number of Securities          Value(2) of Unexercised
                              Acquired       Value          Underlying Unexercised        In-the Money Options
                              Upon Option    Realized       Options at Year-End(#)        at Year-End($)
Name                          Exercise(#)    ($)(1)         Exercisable    Unexercisable  Exercisable    Unexercisable
----                          -----------    --------       -----------    -------------  -----------    -------------
Bryan W. Stephenson           0              $0             9,333          0              $28,000        0

________________________


(1) Market value of the underlying securities at exercise date or year end, as the case may be, minus the exercise price.

(2) Market value of the underlying securities at December 31, 1995, minus the exercise price.


Director Compensation

     In 1995, each non-employee director and advisory director was paid $150 for each regular and special directors' meeting of the Company attended and $50 for each meeting of the Executive Committee and Audit Committee attended. The Board of Directors has set director and committee fees for 1996 at $150 per meeting of the Board and $50 per meeting of the Executive Committee and the Audit Committee.

Transactions with Management

     The Banks had, during the period from January 1, 1995, to March 18, 1996, and expect to have in the future, loan transactions with officers and directors of the Company and the Banks and their respective associates, which includes any immediate family member or any corporation or firm of which such person is an executive officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities or any trusts of which such person serves as trustee or in which he or she has a substantial beneficial interest. These loan transactions have been made in the ordinary course of such Banks' business and have been and will continue to be on substantially the same terms, including interest rates, collateral and repayment, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. All loans made to officers, directors and nominees for director of the Company and their respective associates are believed to be in compliance with the Financial Institutions Regulatory and Interest Rate Control Act of 1978.

     During the fiscal year ended December 31, 1995, the Company and its subsidiaries paid approximately $19,000 to the law firm of Whitten & Young, P.C. for legal services. C. G. Whitten, a director, is Of Counsel to such law firm.

     In 1985, a former subsidiary bank of the Company foreclosed on the stock of Texas Bank & Trust Company, Sweetwater, Texas ("TB&T-Sweetwater"), which became a repossessed asset of the former subsidiary. TB&T-Sweetwater subsequently failed, resulting in a legal action being brought in federal court against the thirteen TB&T-Sweetwater directors, including John A. Wright, a director of the Company, by the Federal Deposit Insurance Corporation (the "FDIC"). In September 1993, nine former directors of TB&T-Sweetwater (the "Outside Directors") settled with the FDIC for an aggregate of $60,000. All former directors of TB&T-Sweetwater requested that the Company reimburse them for their expenses and settlement costs incurred by them in their defense of the FDIC litigation. This request was based on their interpretation of certain indemnification provisions contained in the Company's Articles of Incorporation.

     In January 1994, the Company filed a declaratory judgment action in state district court to petition the court to rule on certain matters that would have precluded indemnification. Certain of the individuals, including Mr. Wright, filed counterclaims against the Company asserting their right to be indemnified. A hearing occurred in July 1994, and the court issued an order in September 1994, denying the Company's petition and upholding the directors' counterclaims. In December 1994, a settlement was entered into between the FDIC, one Outside Director and the three management directors of TB&T-Sweetwater (the "Inside Directors") with the Inside Directors, including Mr. Wright, paying the FDIC a total of $450,000. As a result of the two settlements and indemnification requests, the Outside Directors claimed indemnification in the amount of approximately $467,000 and the Inside Directors claimed indemnification in the amount of approximately $900,000. Of this latter amount, Mr. Wright claimed approximately $340,000 in indemnification expense. In March 1995, the Company agreed to settle the indemnification requests of the Inside Directors for $450,000 in cash and by delivery of three promissory notes in the aggregate principal amount of $350,000. These notes are payable in three equal annual installments beginning March 1, 1996, and bear interest at 6% per annum. In connection with this settlement, Mr. Wright received $150,000 cash and a promissory note in the original principal amount of $152,250. The first principal payment of $50,750, plus accrued interest of $9,135, was paid to Mr. Wright on March 1, 1996.

                      INDEPENDENT AUDITORS

     On April 19, 1995, the Board of Directors of the Company approved the recommendation of the Audit Committee of the Board of Directors that the firm of Coopers & Lybrand be engaged as the Company's independent public accountants for the year ended
December 31, 1995.

     The Board of Directors of the Company has not yet selected independent auditors to examine the Company's financial statements for the year ended December 31, 1996. Representatives of Coopers & Lybrand, who audited the Company's financial statements for the year ended December 31, 1995, are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                     SECTION 16(a) REPORTING

     Paragraph Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1995, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                      SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 of the Exchange Act, shareholders may present proper proposals for inclusion in the Company's proxy statement for consideration at its 1997 Annual Meeting of Shareholders by submitting proposals to the Company in a timely manner. In order to be so included for the 1997 Annual Meeting of Shareholders, shareholder proposals must be received by the Company by December 3, 1997, and must otherwise comply with the requirements of Rule 14a-8.

            COPIES OF THE ANNUAL REPORT ON FORM 10-K
        FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     THE COMPANY, WITHOUT CHARGE, WILL PROVIDE TO EACH SHAREHOLDER, ON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, BUT WITHOUT EXHIBITS, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995. WRITTEN REQUESTS FOR SUCH FORM 10-K SHOULD BE DIRECTED TO MR. RANDAL N. CROSSWHITE, SENIOR VICE PRESIDENT AND CORPORATE SECRETARY, INDEPENDENT BANKSHARES, INC., 547 CHESTNUT STREET, ABILENE, TEXAS 79602.

                              By Order of the Board of Directors


                              Randal N. Crosswhite,
                              Corporate Secretary

Abilene, Texas
April 2, 1996



     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND
WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO
POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                  INDEPENDENT BANKSHARES, INC.
                       547 Chestnut Street
                      Abilene, Texas 79602

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Randal N. Crosswhite, Scott L. Taliaferro and C.G. Whitten and each or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the Common Stock of Independent Bankshares, Inc. (the "Company") held of record by the undersigned on March 18, 1996, at the Annual Meeting of Shareholders to be held on April 30, 1996, or any adjournment(s) thereof.

     1.  PROPOSAL TO ELECT AS DIRECTORS OF THE COMPANY THE
FOLLOWING PERSONS, TO HOLD OFFICE IN THE CLASSES AND FOR THE TERMS INDICATED OR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND HAVE QUALIFIED.

[ ] FOR all nominees listed below (except as marked to the contrary below)

[ ]  WITHHOLD AUTHORITY to vote all nominees listed below

         1999 Class - Class of Directors to hold office until the 1999 Annual Meeting:

          Mrs. Wm. R. (Amber) Cree      Tommy McAlister
          James D. Webster, M.D.        John A. Wright

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


_________________________________________________________________


                 (Please sign on the other side)


                     (Continued from front)

     2.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     FOR [ ]             AGAINST [ ]         ABSTAIN [ ]

Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
ENCLOSED ENVELOPE.

                              This proxy, when properly executed,
                              will be voted in the manner directed
                              herein by the undersigned
                              shareholder(s).  IF NO DIRECTION IS
                              MADE, THIS PROXY WILL BE VOTED "FOR"
                              THE ELECTION OF THE NOMINEES UNDER
                              PROPOSAL 1 AND IN THE DISCRETION OF
                              THE PROXIES WITH RESPECT TO ANY
                              OTHER MATTER THAT IS PROPERLY
                              PRESENTED AT THE MEETING.

                              DATED:_________________________, 1996

                              _____________________________________
                                             Signature

                              _____________________________________
                                   Signature if Held Jointly